UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 12, 2007

CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 8.01	Other Events

Dolan Family Group Proposal

                 On January 12, 2007, the Special Transaction Committee of the Board of Directors of Cablevision Systems Corporation (“Cablevision”) received a letter from Charles F. Dolan and James L. Dolan, on behalf of members of the Dolan Family Group, outlining a revised proposal (the “Revised Proposal”) to acquire all of the outstanding shares of common stock of Cablevision, except for the shares held by the Dolan Family Group. A copy of the letter from the Dolan Family Group is attached hereto as Exhibit 99.1.

                 On January 16, 2007, the Special Transaction Committee delivered a letter to Charles F. Dolan and James L. Dolan, rejecting as inadequate the Revised Proposal. A copy of the letter from the Special Transaction Committee is attached hereto as Exhibit 99.2.

Pending Exchange Offer

                 CSC Holdings, Inc. announced on January 16, 2007 that it would further extend until February 20, 2007, at 5:00 P.M., New York City time, its offer to exchange up to $500 million aggregate principal amount of its 6-3/4% Senior Notes due 2012, which were initially issued and sold in a private placement in April 2004, for an equal aggregate amount of its registered 6-3/4% Senior Notes due 2012. Except for the extension of the expiration date, all of the other terms of the exchange offer remain as set forth in the exchange offer prospectus dated July 18, 2006.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Letter, dated January 12, 2007, from Charles F. Dolan and James L. Dolan, on behalf of members of the Dolan Family Group, to the Special Transaction Committee of the Board of Directors of Cablevision Systems Corporation.

99.2	Letter, dated January 16, 2007, from the Special Transaction Committee of the Board of Directors of Cablevision Systems Corporation, to Charles F. Dolan and James L. Dolan.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated:  January 16, 2007

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC. (Registrant)
By:	/s/ Michael P. Huseby

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated:  January 16, 2007

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